Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant  |X|
         Filed by a party other than the registrant  |_|
         Check the appropriate box:
         |X|      Preliminary proxy statement
         |_|      Definitive proxy statement
         |_|      Definitive additional materials
         |_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Coin Bill Validator, Inc.
                (Name of Registrant as Specified in Its Charter)

                 Board of Directors of Coin Bill Validator, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

--------------------------------------------------------------------------------

         (2)      Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

         (3)      Filing party:

--------------------------------------------------------------------------------

         (4)      Date filed:

--------------------------------------------------------------------------------


--------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                            COIN BILL VALIDATOR, INC.
                                425-B OSER AVENUE
                            HAUPPAUGE, NEW YORK 11788






                                                     February 11, 1997



Dear Fellow Shareholders:

     You are cordially invited to attend our Annual Meeting of Shareholders which will be held on Monday, March 17, 1997 at 9:30 A.M., at the Holiday Inn, 173 Sunrise Highway, Rockville Centre, New York 11570.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 40 Wall Street, New York, New York 10005.

     Your vote is very important, and we would appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                            Cordially,

                                            Stephen Katz
                                            Chairman and Chief Executive Officer

                            COIN BILL VALIDATOR, INC.
                                425-B OSER AVENUE
                            HAUPPAUGE, NEW YORK 11788
                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 1997
                               -------------------


To the Shareholders of COIN BILL VALIDATOR, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Coin Bill Validator, Inc. (the "Company") will be held at the Holiday Inn, 173 Sunrise Highway, Rockville Centre, New York 11570, on Monday, March 17, 1997 at 9:30 A.M., Eastern Standard Time, for the following purposes:

     1. To elect seven (7) directors to serve until the 1998 Annual Meeting of Shareholders;

     2.   To approve the Company's 1996 Stock Option Plan;

     3. To consider a proposal to approve an Agreement and Plan of Merger between the Company and Global Payment Technologies, Inc., a wholly owned subsidiary of the Company, as set forth more fully in the accompanying Proxy Statement and Exhibit B thereto;

     4. To transact such other business as may properly be brought before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on February 7, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Shareholders who dissent from the proposed merger may exercise their appraisal right under New York law by complying with the provisions of Section 623 of the New York Business Corporation Law, a copy of which is attached to the accompanying Proxy Statement as Appendix I.


                                        By Order of the Board of Directors


                                        Edward Seidenberg
                                        Secretary

Dated: Hauppauge, N.Y.
February 11, 1997

--------------------------------------------------------------------------------

IMPORTANT:     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,
               DATE AND SIGN THE PROXY AND RETURN IT  PROMPTLY  IN THE  ENCLOSED
               ENVELOPE,  WHICH  REQUIRES  NO  POSTAGE  IF MAILED IN THE  UNITED
               STATES.

                            COIN BILL VALIDATOR, INC.

                                 PROXY STATEMENT

     This Proxy Statement is furnished to the shareholders of Coin Bill Validator, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn, 173 Sunrise Highway, Rockville Centre, New York 11570, on Monday, March 17, 1997 at 9:30 A.M., Eastern Standard Time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about February 11, 1997.

     The cost of solicitation of proxies will be borne by the Company. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may, without additional compensation, solicit proxies personally or by telephone, facsimile or special letter.

     Proxies in the accompanying form, duly executed, returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                                425-B Oser Avenue
                            Hauppauge, New York 11788
                          Telephone No.: (516) 231-1177

                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only shareholders of record at the close of business on February 7, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 2,750,000 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

     Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting. The proposal to approve the Company's 1996 Stock Option Plan requires the affirmative vote of a majority of all of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The proposal to merge the Company into Global Payment Technologies, Inc. ("GPTI") requires the affirmative vote of the holders of at least two-thirds of the outstanding Common Stock. Any other matter to be acted upon at the Annual Meeting requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The foregoing matters may be acted upon only if a quorum is present at the Annual Meeting. A quorum will be present at the Annual Meeting if at least the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be either employees of the Company, counsel to the Company or American Stock Transfer & Trust Company, the Company's transfer agent.

     Shares of Common Stock represented at the Annual Meeting by a properly executed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. In accordance with New York law, abstentions and "broker non votes" (i.e., proxies from brokers or nominees indicating that such person have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes for determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes are deemed not entitled to vote on the subject matter as to which the non-vote is indicated. However, because of the requirement for an affirmative vote of the holders of at least two-thirds of the outstanding Common Stock to approve the merger of the Company with and into GPTI, broker non-votes will also have the same effect as a vote "against" the merger. Abstentions and broker non-votes will have no effect on the election of directors or the approval of the 1996 Stock Option Plan.

     The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.



                              ELECTION OF DIRECTORS

     At this Meeting, seven directors will be elected for a term of one year expiring at the Annual Meeting of Shareholders to be held in 1998 and until their respective successors have been elected and qualified.

     Proxies will be voted individually for the nominees named below, unless authority is withheld. Should any nominees listed below be unable to serve, it is intended that the proxies will be voted for such other nominees as may be designated by the Board of Directors. Each of the nominees has indicated to the Board that he will be available to serve.

Recommendation

     THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THE NOMINATED DIRECTORS IS IN THE BEST INTEREST OF THE COMPANY AND ITS

SHAREHOLDERS  AND  UNANIMOUSLY   RECOMMENDS  THAT  THE  SHAREHOLDERS  ELECT  THE
NOMINATED DIRECTORS.

     The following table sets forth the certain information concerning the nominees for director of the Company.


                           Principal Occupation
Name                       or Employment                                     Age
----                       -------------                                     ---

Stephen Katz               Chairman of the Board of Directors and            53
                           Chief Executive Officer of the Company

William H. Wood            President and Director of the Company             54

Edward Seidenberg          Secretary and Director of the Company             39

Henry B. Ellis (1)         Director of the Company and Private               47
                           Investor

Richard Gerzof (1)         Director of the Company and Private               52
                           Investor

Jay Goldberg (1)           Director of the Company and Private               55
                           Investor

Joan Vogel                 Director of the Company and Private               55
                           Investor

------------------

(1)  Member of the Compensation and Audit Committees


     Stephen Katz has been Chairman of the Board of Directors since September 1996 and Chief Executive Officer and a director of the Company since May 1996. Mr. Katz served as Vice Chairman of the Board of Directors from May 1996 until September 1996. From September 1984 until September 1995, Mr. Katz was Chairman of the Board and Chief Executive Officer and from September 1984 until September 1993, President, of Nationwide Cellular Service, Inc. Since 1992, Mr. Katz has been Chairman of the Board and Chief Executive Officer of Cellular Technical Services Company, Inc., a publicly held company engaged in developing software for the cellular telephone industry.

     William H. Wood has been President of the Company since January 1993 and served as Chief Executive Officer of the Company from April 1993 to May 1996. He has been a director of the Company since May 1993. From January 1990 until January 1993 he held various executive positions at Maytag Corp./Dixie Narco Division, including Director of Product Development (January 1990 to June 1990), Vice President, Engineering and Technical Resources (July 1990 to April 1992), and Vice President, Gaming and OEM Business (May 1992 to January 1993). From July 1990 to January 1993 he was also a corporate officer of Maytag Corp. with responsibilities in its Dixie Narco Division.

     Edward Seidenberg has been Secretary of the Company since January 1997 and a director of the Company since July 1996. For more than five years prior to October 1994 he had been Vice President and Chief Financial Officer of Nationwide Cellular Service, Inc.

     Henry B. Ellis has been a director of the Company since July 1996. Since 1992, Mr. Ellis has acted as President and Chief Executive Officer of Bassett California Company, a family owned real estate holding company located in El Paso, Texas. From June 1992 to February 1994 Mr. Ellis served as Chairman of the Board and Chief Executive Officer of Grayson County State Bank located in Sherman, Texas. Since 1992, Mr. Ellis has served as a member of the Board of Directors of Bluebonnet Savings Bank, a savings and loan institution located in Dallas, Texas.

     Richard E. Gerzof has been a director of the Company since its inception. Mr. Gerzof has been a partner of Sun Harbor Manor, a nursing home, since 1974. He has also been a licensed real estate broker since 1982 and was a partner or principal in Sonom Realty Co., a property management and construction firm, from 1974 through 1992. He was also a partner in TFTS Restaurant, Inc., a restaurant, from 1985 to 1992, and has been a partner in Frank's Steaks, a restaurant, since 1993.

     Jay Goldberg has served as a director of the Company since July 1996. Since July 1996, Mr. Goldberg has been Chief Executive Officer of two technical consulting firms, Opcenter, LLC and Lexstra, Inc. Since August 1991, Mr. Goldberg has served as director of Cellular Technical Services, Inc., a publicly held company engaged in developing software for the cellular telephone industry. Mr. Goldberg had been Chairman of the Board, since November 1990, and President and Chief Executive Officer from August 1990 until January 1994, of Image Business Systems Inc., a company previously engaged in image processing that has been inactive since August 1994.

     Joan Vogel has been a director of the Company since January 1996 and from January 1996 to September 1996 served as the Company's Chairperson of the Board of Directors. From 1989 to 1994 she was director of Young Sport, Inc. a children's sportswear company.

     There were seven meetings of the Company's Board of Directors during the Company's 1996 fiscal year. The Board of Directors has a Compensation Committee and an Audit Committee, each of which is presently comprised of Messrs. Ellis, Gerzof and Goldberg. Ms. Vogel served on each committee prior to her resignation from each committee in September, 1996. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to the compensation and benefits of employees of the Company and administers the issuance of stock options to the Company's officers, employees, directors and consultants. This committee met twice during the Company's fiscal year ended September 30, 1996. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held while he was a director and meetings held by a committee of the Board on which he served.

Other Directors and Executive Officers

     The following table sets forth certain information with respect to the directors and executive officers of the Company (other than those who are also nominees for election to the Board of Directors of the Company). Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Name                           Age                     Position
----                           ---                     --------

Henry Kayser                   57             Vice President and Chief
                                              Financial and Accounting Officer

Michael Walsh                  41             Vice President of Engineering

Robert W. Nader                37             Vice President, Product/
                                              Market Development

     Henry Kayser has been Vice President, Chief Financial and Accounting Officer and a director of the Company since October 1994 and the Secretary of the Company from October 1994 until January 1997. Prior thereto and for more than five years he was an accountant and financial consultant in private practice providing services to various clients, including the Company.

     Michael Walsh has been a Vice President of Engineering of the Company since April 1990. From December 1987 until April 1990 he was a Systems Engineer at Aerospace Technologies, Inc. which provides consulting services with respect to computer systems integration with responsibility for specification of that corporation's main product line utilizing 386 microprocessor-based high performance systems.

     Robert W. Nader has been Vice President, Production/Market Development of the Company since January 1995. From September 1991 through December 1994 he was Engineering Manager at Hardware for United Gaming, Inc., a manufacturer and route operator of electronic gaming machines. From July 1991 through September 1991 he was a design specialist in the Air Defense Systems Division of General Dynamics, Inc.


                       ADOPTION OF 1996 STOCK OPTION PLAN

     The Board of Directors adopted the Company's 1996 Stock Option Plan (the "Plan") on March 19, 1996, authorizing the issuance under the Plan of 200,000 shares of Common Stock, and amended the Plan in September 1996, to increase the shares of Common Stock authorized for issuance under the Plan to 450,000. The adoption of the Plan and the amendment thereto by the Board of Directors is subject to approval by the shareholders at the Annual Meeting.

     The Board believes that it is in the best interest of the Company and its shareholders to provide to officers, directors, key employees and, to a lesser extent, consultants and other independent contractors who perform services for the Company the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock through the granting of stock options. The Board has found that the prior grant of options under the Company's 1994 Stock Option Plan, which plan currently has almost no options available for future grants, has proven to be a valuable tool in attracting and retaining key employees. The Board believes that the Plan will (i) provide the Company with significant means to attract and retain talented personnel, (ii) will result in saving cash, which otherwise would be required to retain current key employees, and adequately attract and reward key personnel, and (iii) consequently prove beneficial to the Company's ability to compete. In view of the substantial growth of the Company and the need to continue to expand, the Board recommends that the Plan should be approved.

     To date, options to purchase 206,750 shares of Common Stock have been granted under the Plan, subject to shareholder approval of the Plan, 140,500 of which were granted to certain of the Company's current executive officers and directors. See "Participation in the Option Plan." If the Plan is approved by the shareholders, additional options may be granted under the Plan, the timing, amounts and specific terms of which cannot be determined at this time.

     The following summary of the Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Plan, set forth as Exhibit "A" attached hereto and made a part hereof.


Summary of the 1996 Stock Option Plan

     The Plan currently authorizes the granting of options to purchase up to 450,000 shares of Common Stock subject to adjustment as described below. Any person, including, but not limited to, employees, directors, consultants, attorneys and other independent contractors of the Company, including those of the Company's subsidiaries, if any, believed by the Plan's Compensation Committee to have contributed to the success of the Company, are eligible to be granted Non-Qualified Stock Options (as defined below) under the Plan. Incentive Stock Options (as defined below) may be granted only to employees of the Company or any subsidiary of the Company.

     The Plan is administered by a Compensation Committee (the "Committee") consisting of two or more members of the Board of Directors, appointed by the Board of Directors. The Committee will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Committee will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. The Committee currently consists of Messrs. Ellis, Gerzof and Goldberg. Unless sooner terminated, no options may be granted under the Plan after March 18, 2006.

Participation in the Option Plan

     The following table sets forth information with respect to options granted under the Plan, subject to shareholder approval of the Plan, during the fiscal year ended September 30, 1996 to (i) the Company's Chief Executive Officer and each other executive officer of the Company who received compensation in excess of $100,000 for services rendered in all capacities to the Company for the fiscal year ended September 30, 1996 (the "Named Executive Officers"); (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group and (iv) all employees who are not executive officers, as a group. The term of all options outstanding under the Plan ranges from five to ten years from the date of grant:

                                                                          Weighted Average         Market           Dollar
                                                                              Exercise            Price of           Value
                                                   Shares Subject to           Price              Underlying          of
Name and Position                                   Options Granted          Per Share            Shares(1)       Options(1)
-----------------                                   ---------------          ---------            ---------       ----------
Stephen Katz, Chairman of the Board,                    100,000                $6.60                $9.75          $315,000
Chief Executive Officer........................

William H. Wood, President.....................            0                     --                  --               --

Michael Walsh, Vice President of                         4,000                  7.56                 9.75            8,760
Engineering....................................

Henry Kayser, Vice President and Chief                     0                     --                  --               --
Financial and Accounting Officer ..............

Robert W. Nader, Vice President                          4,000                  7.56                 9.75            8,760
Production/Market Development..................

All current executive officers as a                     133,000                 6.87                 9.75           383,040
group (6 persons)(2)...........................

All current directors who are not                        7,500                  7.75                 9.75            15,000
executive officers as a group
(4 persons)....................................

All employees who are not executive                     37,500                  7.56                 9.75            82,125
officers as a group (101 persons)..............


(1) Determined on the basis of the market price of the Company's Common Stock as reported by the NASDAQ National Market as of the close of trading on September 30, 1996 (The market price of the Company's Common stock as of the close of trading on the latest practicable date, January 15, 1997, was $12.00).

(2)  Includes shares subject to options granted to Edward Seidenberg.

Stock Options

     The Plan provides for the grant of "incentive stock options" ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Committee shall determine those persons to whom stock options may be granted.

     Under the Plan the maximum number of shares that may be covered by stock options granted to any employee during any taxable year is 200,000 shares.

     All options granted pursuant to the Plan are nontransferable by the optionee during his lifetime. All options granted under the Plan, will, unless a shorter term is established by the Committee, expire if not exercised within ten years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Shareholder")), and under certain circumstances set forth in the Plan, may be exercised within 30 days following termination of employment (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the

Incentive Stock Option on the date the Incentive Stock Option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of such fair market value. The exercise price of Non-Qualified Stock Options will not be less than the fair market value of the shares underlying the Non-Qualified Stock Option on the date the Non-Qualified Stock Option is granted. The Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

     The Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for future grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Committee may grant individual options under the Plan with more stringent provisions than those specified in the Plan.

     Any stock options granted shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Committee shall provide. Stock options granted under the Plan are exercisable until the earlier of (i) a date set by the Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Shareholder). The Plan shall remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after March 18, 2006 under the Plan.


Certain Federal Income Tax Consequences of the Plan

     The following is a brief summary of the Federal income tax aspects of grants made under the Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state, local or foreign tax consequences.

     1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to any limitations of Section 162(m) of the Code and the requirement that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options
(i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to any limitations of Section 162(m) of the Code and the requirement that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by employees who are participants; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

Recommendation

     BASED UPON THE FOREGOING AND OTHER FACTORS, THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE PLAN.



                  MERGER WITH GLOBAL PAYMENT TECHNOLOGIES, INC.

General

     The Board of Directors has unanimously approved and, for the reasons discussed below, recommends that the shareholders approve a change of the Company's state of incorporation from New York to Delaware to be effected by the merger of the Company into the Company's wholly-owned subsidiary, Global Payment Technologies, Inc. ("GPTI"), a Delaware corporation (the "Merger"), pursuant to an Agreement and Plan of Merger ("Merger Agreement") dated as of

February___, 1997, a copy of which is attached hereto as Exhibit B. Adoption and approval of the Merger Agreement and the subsequent consummation of the Merger will affect certain rights of shareholders of the Company. Accordingly, shareholders are urged to read carefully the following sections of the Proxy Statement, which describe the purpose and effects of the reincorporation and Exhibit B hereto, before voting on the proposed Merger.

     In the event the Merger is effected, each share of Common Stock of the Company will automatically be converted into one share of Common Stock of GPTI. GPTI will thereupon be the surviving publicly-owned corporation.


Principal Reasons for the Merger

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations initially choose Delaware for their domicile, and many others reincorporate in Delaware. Because of Delaware's longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. For a discussion of certain differences in shareholders' rights and the powers of management under the New York Business Corporation Law (the "NYBCL") and the Delaware General Corporation Law (the "DGCL"), see "Material Differences between the Corporation Laws of New York and Delaware".


Material Differences Between the Corporation Laws of New York and Delaware

     The Merger will effect several changes in the rights of shareholders as a result of differences between the NYBCL and the DGCL. Summarized below are the material differences affecting the rights of shareholders. This summary does not purport to be a complete statement of differences affecting shareholders' rights under the NYBCL or the DGCL and is subject to, and qualified in its entirety by reference to, all the provisions thereof.


Cash Dividends

     The DGCL provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profit for the current or preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Under the NYBCL, dividends may be paid only out of surplus.

Vote Required for Certain Corporate Action

     The NYBCL generally requires that certain mergers and consolidations and sales of all or substantially all of the assets of a New York corporation not in the ordinary course of business be approved by the owners of two-thirds of the outstanding shares entitled to vote thereon. Under the DGCL, such transactions require approval by the owners of a majority of the outstanding stock entitled to vote thereon, and a vote of the shareholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation or change in its outstanding stock is involved and
(ii) the merger results in no more than a 20% increase in its outstanding common stock.


Dissenters' Rights of Appraisal

     Under the NYBCL, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers, consolidations and sales of all or substantially all the assets of a corporation. The DGCL provides similar rights and procedures for mergers and consolidations only. Furthermore, under the DGCL, even in those cases, such rights are not provided in certain circumstances, including transactions in which shares of the corporation being voted in a merger or consolidation are listed on a national securities exchange or designated as a National Market System security on NASDAQ (the Company's Common Stock is, and, subsequent to the merger, GPTI's Common Stock will be, listed on the NASDAQ National Market System) or are held of record by more than 2,000 shareholders and in which the shares to be received in such merger or consolidation are shares of the surviving corporation or are listed on a national securities exchange or designated as a National Market System security on NASDAQ or are held of record by more than 2,000 shareholders.

     The availability of appraisal rights to shareholders of the Company who dissent from the Merger is discussed under "Rights of Dissenting Shareholders" below.


Business Combination Statutes

     The NYBCL prohibits any "business combination" (as therein defined) between a "resident domestic corporation" and an "interested shareholder" for five years after the date that the interested shareholder became an interested shareholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested shareholder or (ii) certain statutory fair price requirements are met. A
"resident domestic corporation" is defined as any corporation that (i) is incorporated in New York, (ii) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% subsidiaries), and (iii) has at least 10% of its stock beneficially owned by New York residents. An
"interested shareholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting stock of the corporation.

     The DGCL prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested shareholder" for three years following the date that the interested shareholder became an interested shareholder unless
(i) prior to the time the board of directors approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the interested shareholder becoming an interested shareholder, the interested shareholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) at or subsequent to such time the business combination is approved by the board of directors and at least two-thirds of the outstanding shares of voting stock not owned by the interested shareholder. The DGCL defines "interested shareholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike the NYBCL, the DGCL does not require that the corporation's principal executive offices or significant operations be located in Delaware in order to be covered by this law.


Consideration for Shares

     Under the NYBCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services may constitute payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Under the DGCL, shares of stock may be issued, and deemed to be fully paid and nonassessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property or a combination thereof) having a value of not less than the par value of such shares, and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.


Classification of the Board of Directors

     The NYBCL permits but does not require the adoption of a classified board with as many as four classes but forbids fewer than three directors in any class. Directors who serve on a classified board may be removed with or without cause under the NYBCL.

     The DGCL permits but does not require the adoption of a classified board of directors pursuant to which the directors can be divided into as many as three classes, with staggered terms of office and with only one class of directors coming up for election each year. The DGCL also provides that directors who serve on a classified board can only be removed for cause.


Redeemable Shares

     The  NYBCL  generally  permits   redemption  only  at  the  option  of  the
corporation, while the DGCL permits redeemable shares to be redeemed at the option of the corporation or the shareholder.

Issuance to Officers, Directors and Employees of Rights or Options to Purchase Shares

     The NYBCL requires the affirmative vote of a majority of the shares entitled to vote in order to issue to officers, directors or employees options or rights to purchase stock. The DGCL does not require shareholder approval of such transactions.


Number of Directors

     Under the NYBCL, the number of directors may not be less than three, and any higher number may be fixed by the By-laws or by action of the shareholders or of the Board of Directors under specific provisions of the By-laws adopted by the shareholders. The number of directors may be increased or decreased by amendment of the By-laws or by action of the shareholders or of the Board of Directors under the specific provisions of a By-law adopted by the shareholders, subject to certain conditions.

     Under the DGCL, a corporation may have as few as one director and there are no maximum limits. The specific number may be fixed in the certificate of incorporation but if so, it may be changed only with both Board of Directors and shareholder approval. If the certificate of incorporation is silent as to the number of directors, the Board of Directors may fix or change the authorized number of directors pursuant to a provision of the By-laws.


Loans to Directors

     The NYBCL requires that loans to directors be authorized by an affirmative vote of shareholders. Under the DGCL, loans may be made to directors if the Board of Directors determines that the loan may benefit the corporation.


Inspection of Shareholders List

     With respect to the inspection of shareholders lists, the NYBCL provides a right of inspection on at least five days' written demand to (i) any person who shall have been a shareholder for at least six months immediately preceding the demand or (ii) any person holding, or authorized in writing by, at least five percent of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation.

     The DGCL permits any shareholder to inspect the shareholders list for a purpose reasonably related to such person's interest as a shareholder and, during the ten days preceding the shareholders' meeting, for any purpose germane to that meeting.


Differences Between the Certificate and By-laws of the Company and GPTI

     The GPTI Certificate provides that to the fullest extent permitted by law a director will not be personally liable for monetary damages to GPTI or its shareholders for or with respect to any acts or omissions in the performance of such director's duties, except for liability
(i) for any breach of the director's duty of loyalty to GPTI or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. The Company's Certificate does not include such a provision but the Company's By-laws provide for indemnification of directors to the full extent permitted by law.

     The provision contained in the GPTI Certificate is intended to afford directors additional protection and limit their potential liability from suits alleging a breach of the duty of care by a director. As a result of the inclusion of such a provision, shareholders may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or that are otherwise in violation of their fiduciary duty of care, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to shareholders in any particular situation, shareholders may not have an effective remedy against a director in connection with such conduct.


Federal Income Tax Consequences

     It is expected that the Merger will, under current law, constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company has not obtained an opinion of counsel, an opinion of a certified public accountant or a ruling from the Internal Revenue Service ("IRS") as to the tax consequences of such Merger. Since no ruling has been obtained, no assurance can be given that the IRS will agree with such reorganization treatment or that a challenge thereto by the IRS, if made, will not be successful.

     Assuming that the Merger constitutes a reorganization, the federal income tax consequences to the Company and its shareholders are as follows. No gain or loss will be recognized to the Company or shareholders who exchange their Company shares solely for GPTI shares. Such shareholders will have the same tax basis in the shares of GPTI received in the transaction as the basis in the shares of the Company exchanged therefor, and their holding period of the shares of GPTI will include the period during which the shares of the Company were held, provided such shares of the Company were held as capital assets on the effective date of the Merger. In most instances, a dissenting stockholder who receives payment for shares upon exercise of the right of appraisal will recognize gain or loss for federal income tax purposes measured by the difference between the basis for the shares of the Company and the amount of payment received. Such gain or loss will be capital gain or loss if the shares were held as capital assets on the effective date of the Merger.

     The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all shareholders of the Company, including those who acquired shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation and corporations subject to the alternative minimum tax. In view of the individual nature of tax consequences, such shareholders are urged to consult their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.

Rights of Dissenting Shareholders

     Section 910 of the NYBCL sets forth the rights of shareholders of the Company who object to the Merger. Any owner of the Common Stock of the Company who does not vote in favor of the Merger, or who duly revokes his or her vote in favor of such transaction, may if the Merger is consummated, obtain payment, in cash, for the fair market value of such owner's shares by strictly complying with the requirements of Section 623 of the NYBCL.

     The dissenting shareholder must file with the Company before the taking of the vote on the Merger proposal a written objection including a notice of election to dissent, such owner's name and residence address, the number and class of shares as to which such owner dissents (which number may not be less than all of the shares as to which such owner has a right to dissent) and a demand for payment of the fair value of such shares if the Merger is consummated. Any such written objection should be addressed to: Coin Bill Validator, Inc., 425-B Oser Avenue, Hauppauge, New York 11788, Attention:
Secretary.

     Within ten days after the vote of shareholders authorizing the Merger, the Company must give written notice of such authorization to each such dissenting shareholder. At the time of filing the notice of election to dissent or within one month thereafter, the shareholder must submit certificates representing such owner's shares to the Company or its transfer agent, American Stock Transfer and Trust Company, for notation thereon of the election to dissent, after which such certificates will be returned to the shareholder. Any shareholder who fails to submit his or her shares for such notation shall, at the option of the Company exercised by written notice to the shareholder within 45 days from the date of filing of the notice of election to dissent, lose such owner's appraisal rights unless a court, for good cause shown, shall otherwise direct.

     Within 15 days after the expiration of the period within which shareholders may file their notices of election to dissent or with 15 days after the Merger, whichever is later (but not later than 90 days after the shareholders' vote authorizing the Merger), the Company must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each shareholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. If the Company and the dissenting shareholder are unable to agree as to such value,
Section 623(h) of the NYBCL provides for judicial determination of fair value. In the event of such a disagreement, a court proceeding shall be commenced by the Company in the Supreme Court of the State of New York, County of Suffolk, or by the dissenting shareholder if the Company fails to commence the proceeding within the time required by Section 623 of the NYBCL. The Company intends to commence such a proceeding in the event of such a disagreement.

     A vote against the Merger proposal does not constitute a "written objection" required to be filed by an objecting shareholder. Failure by a shareholder to vote against the Merger will not constitute a waiver of rights under Section 623 provided that a written objection has been properly filed and such shareholder has not voted in favor of the Merger.

     THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE PROVISIONS OF SECTION 623 OF THE NYBCL AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE SECTION, A COPY OF WHICH IS REPRODUCED IN FULL AS APPENDIX I. EACH SHAREHOLDER INTENDING TO EXERCISE

DISSENTERS' RIGHTS SHOULD REVIEW SUCH APPENDIX CAREFULLY AND CONSULT SUCH SHAREHOLDER'S COUNSEL FOR A MORE COMPLETE AND DEFINITIVE STATEMENT OF THE RIGHTS OF DISSENTING SHAREHOLDERS AND THE PROPER PROCEDURE TO FOLLOW TO EXERCISE SUCH RIGHTS.

     Under the Merger Agreement, the Board of Directors may abandon the Merger, even after shareholder approval, if for any reason the board determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

     The affirmative vote of the owners of two-thirds of all outstanding shares of Common Stock entitled to vote on the Merger proposal, is required for approval of the Merger proposal. A vote for the proposal will constitute specific shareholder approval for the adoption of the Merger Agreement.


Exchange of Certificates

     Upon the effectiveness of the Merger each outstanding share of the Common Stock of the Company will be converted into one share of Common Stock of GPTI. Shareholders may, but will not be required to, exchange their certificates of the Company's Common Stock for certificates of GPTI's Common Stock.


Recommendation

     BASED UPON THE FOREGOING AND OTHER FACTORS, THE BOARD OF DIRECTORS BELIEVES THAT CONSUMMATION OF THE MERGER IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE MERGER AGREEMENT.


                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned for the last three fiscal years by the Company's Chief Executive Officer and the Named Executive Officers.

                                            Summary Compensation Table

                                                                                                        Long Term
                                                                                                      Compensation
                                                                      Annual Compensation                Awards
                                                              ----------------------------------------------------------
                                                                                                       Securities
                                                                                                       Underlying
Name and Principal Position                    Fiscal Year          Salary            Bonus              Options
------------------------------------------------------------------------------------------------------------------------
Stephen Katz                                 1996                    $ 77,884                           200,000
Chairman of the Board and Chief Executive
Officer

William H. Wood                              1996                     200,000
President

                                             1995                     193,269                            25,000

                                             1994                     154,808          $13,462


Michael Walsh                                1996                     125,481                             4,000
Vice President of Engineering

                                             1995                     125,000

                                             1994                     100,000


Henry Kayser                                 1996                     129,568
Vice President and Chief Financial and
Accounting Officer

                                             1995                     101,200

                                             1994                      11,538


Robert W. Nader                              1996                     111,961                             4,000

                                             1995                      77,692                            15,000


The following table sets forth information as to all grants of options to each of the Named Executive Officers during fiscal 1996.

                                                              Option Grants in Fiscal Year 1996
                                                                      Individual Grants
                             ---------------------------------------------------------------------------------------------------

                                  Number of Securities        % of Total Options
                                       Underlying            Granted to Employees          Exercise
            Name                    Options Granted                 in 1996                 Price            Expiration Date
            ----                    ---------------                 -------                 -----            ---------------
--------------------------------------------------------------------------------------------------------------------------------
Stephen Katz                           100,000(1)                    32.6                   $6.00                3/18/01

                                       100,000(2)                    32.6                    6.60                3/18/01

Michael Walsh                            4,000(3)                     1.3                    7.5625              5/21/06

Robert W. Nader                          4,000(3)                     1.3                    7.5625              5/21/06


----------------

(1) The option was awarded at the fair market value of the Company's Common Stock at March 19, 1996, the date of the award, and becomes exercisable in cumulative annual installments of 33-1/3% per year on each of the first three anniversaries of the grant date. The option is exercisable over a five-year period.

(2) The option was awarded, subject to shareholder approval of the Plan, at 110% of the fair market value of the Company's Common Stock at March 19, 1996, the date of the award, and becomes exercisable in cumulative annual installments of 33-1/3% per year on each of the first three anniversaries of the grant date. The option is exercisable over a five-year period.

(3) The option was awarded, subject to shareholder approval of the Plan, at the fair market value of the Company's Common Stock at May 22, 1996, the date of the award, and becomes exercisable in cumulative annual installments of 20% per year on each of the first five anniversaries of the grant date. The option is exercisable over a ten-year period.

     The following table sets forth information with respect to the exercised stock options held by the Named Executive Officers during fiscal 1996. As noted below, no options were exercised by the Named Executive Officers during fiscal 1996.

                                                      Aggregated Fiscal Year End Option Values
                                            ---------------------------------------------------------
                                  Shares                         Number of Securities
                                 Acquired                       Underlying Unexercised              Value of Unexercised
                               on Exercise                            Options at                    In-the-Money Options
                               -----------       Value            September 30, 1996                 September 30, 1996
Name                               (#)         Realized        Exercisable  (Unexercisable)       Exercisable  (Unexercisable(1))
---------------------------------------------------------------------------------------------------------------------------------

Stephen Katz                         0             0                    0       200,000                0               $690,000

William H. Wood                      0             0               10,000        15,000                0                      0

Michael Walsh                        0             0                    0         4,000                0                  8,750

Robert W. Nader                      0             0                6,000        13,000                0                  8,750

-----------------

(1) The closing price of the Company's Common Stock as reported on the NASDAQ National Market on September 30, 1996 was $9.75 per share. Value is calculated by multiplying (a) the difference between the closing price and the option exercise price by (b) the number of shares of Common Stock underlying the option.


Compensation of Directors

     Messrs. Gerzof, Goldberg and Ellis each were granted options to purchase 2,500 shares of Common Stock at a price of $9.00 per share, subject to shareholder approval of the Plan, for attending Board meetings during the fiscal year ended September 30, 1996.


Employment Agreements

     In May 1996, the Company entered into an agreement with Stephen Katz providing for his employment as Vice Chairman of the Board of Directors and Chief Executive Officer on a year to year basis. In September 1996, Mr. Katz was elected Chairman of the Board of Directors. The agreement provides that Mr. Katz shall be paid a salary at the rate of $150,000 per year, all fringe benefits offered by the Company and shall receive options to purchase an aggregate of 200,000 shares of Common Stock under the Company's 1994 and 1996 Stock Option Plans. Such options shall vest at the rate of 33-1/3% per year beginning one year after the date of employment.

     In January 1993, the Company entered into an agreement with William H. Wood providing for his employment as President for a five-year term expiring on January 31, 1998. The agreement provides for a base salary of $150,000 per year for the first year of the term, $175,000 for the second year and $200,000 for the final three years of the term. The agreement also provides for participation in all employee benefit plans, the use of an automobile and certain other fringe benefits.

     In August 1993, the Company entered into an employment agreement with Michael Walsh, providing for his employment as Vice President of Engineering for a four-year term expiring on September 30, 1997. The agreement provides for base salary of $100,000 per year with an automatic increase to $110,000 per year following any 13-week period in which the Company average validator sales exceed 1,000 units per week. The agreement also provides for participation in all employee benefit plans and certain other fringe benefits.

     In December 1994, the Company entered into an employment agreement with Robert W. Nader providing for his employment as Vice President Product/Market Development for a three-year term commencing in January 1995. The agreement provides for base salaries of $100,000 for the first year of the term, $110,000 for the second year and $120,000 for the final year of the term. The agreement also provides for participation in all employee benefit plans of the Company, and certain other fringe benefits, including the payment of a $12,000 relocation allowance and the grant of a five-year option to purchase 15,000 shares of Common Stock exercisable at $11.00 per share.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information as of January 15, 1997 with respect to the beneficial ownership of the Company's Common Stock by each shareholder known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each director of the Company, by each of the Named Executive Officers and by the directors and executive officers of the Company as a group:

                                                                                                                Percentage
                                                                                       Amount and                  of
                                                                                        Nature of              Outstanding
                                                                                        Beneficial                Shares
Name and Address(1)                                                                    Ownership(2)               Owned
-------------------                                                                    ------------               -----
Stephen Katz............................................................                472,520(3)                17.18%

Joan Vogel..............................................................                322,020(4)                11.71%

Odyssey Financial Company...............................................                200,000                    7.27%

Richard E. Gerzof.......................................................                206,009                    7.41%

William H. (Bill) Wood..................................................                137,908(5)                 4.98%

Michael Walsh...........................................................                 78,995                    2.87%

Edward Seidenberg.......................................................                 50,000                    1.82%

Henry Kayser............................................................                 45,998                    1.67%

Jay Goldberg............................................................                 20,000                        *

Robert W. Nader.........................................................                  9,000(6)                     *

Henry B. Ellis..........................................................                  1,000                        *

All directors and executive officers as a group (ten persons)...........              1,343,450(7)                48.43%

---------------------------
* Less than 1%

(1) The addresses of the persons named in this table are: Messrs. Katz, Wood, Seidenberg, Walsh, and Nader, c/o Coin Bill Validator, Inc., 425-B Oser Avenue, Hauppauge, New York, 11788, Ms. Vogel, 400 East 56th Street, Apt. #33H, New York, New York 10022; Odyssey Financial Company, c/o Stephen Katz, 20 East Sunrise Highway, Valley Stream, New York 11581, Mr. Gerzof, 161 Sportsman Avenue, Freeport, New York 11520; Mr. Goldberg, 1 East 72nd Street, Apt. #44, New York, New York 10023; Mr. Ellis, 303 Texas Avenue #15, El Paso, Texas 79901; Mr. Kayser, 25 Andover Drive, Deer Park, New York 11729.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from January 15, 1997 upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from January 15, 1997 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes 10,000 shares owned of record by Mr. Katz and 200,000 shares owned of record by Odyssey Financial Company, a partnership of which Mr. Katz is Managing General Partner. Also includes 163,520 owned of record by the Joseph Vogel Revocable Trust and 99,000 shares owned of record by Joan Vogel all of which are currently being held in a Voting Trust of which Stephen Katz is voting trustee and possesses sole voting power pursuant to a Voting Trust Agreement dated May 23, 1996.

(4) Includes 186,520 shares beneficially owned by the Joseph Vogel Revocable Trust, of which Ms. Vogel is a trustee and beneficiary.

(5) Includes 15,000 shares which may be purchased under immediately exercisable options.

(6) Represents shares which may be purchased under immediately exercisable options.

(7) Includes 24,000 shares which may be purchased under immediately exercisable options.


      Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that during the fiscal year ending September 30, 1996, all filing requirements applicable to executive officers, directors and 10% shareholders have been complied with except, that, Forms 4 were filed late in connection with certain sales of Common Stock made by Joan Vogel and the Joseph Vogel Revocable Trust in July and August 1996.

                              INDEPENDENT AUDITORS

     Arthur Andersen LLP has audited and reported upon the financial statements of the Company for the fiscal year ended September 30, 1996. It is currently anticipated that Arthur Andersen LLP will be selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending September 30, 1997. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the Company's Annual Meeting to be held in 1998 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than December 13, 1997. Such proposals should be addressed to Edward Seidenberg, Secretary, Coin Bill Validator, Inc., 425-B Oser Avenue, Hauppauge, New York 11788.


                                OTHER INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 1996 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON FEBRUARY 7, 1997. COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS WILL BE PROVIDED FREE OF CHARGE UPON WRITTEN REQUEST TO:


                            COIN BILL VALIDATOR, INC.
                                425-B OSER AVENUE
                            HAUPPAUGE, NEW YORK 11788
                     ATTENTION: EDWARD SEIDENBERG, SECRETARY



     IN ADDITION, COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE ABOVE ADDRESS.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.


                                                     By order of the Board
                                                     of Directors


                                                     Edward Seidenberg
                                                     Secretary


February 11, 1997

                                                                       EXHIBIT A
                            COIN BILL VALIDATOR, INC.

                             1996 STOCK OPTION PLAN

     1. PURPOSES. The purposes of this Stock Option Plan are to attract and retain the best qualified personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries, if any (as defined in Section 2 below), as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business.

     Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "non-qualified stock options," at the discretion of the Board and as reflected in the terms of the written instrument evidencing an Option.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

          (b) "Common Stock" shall mean the Common Shares of the Company (par value $.01 per share).

          (c) "Company" shall mean Coin Bill Validator, Inc., a New York corporation.

          (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

          (e) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

          (f) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (g) "Exchange Act" shall mean the Securities Act of 1934, as amended.

          (h) "Incentive Stock Option" shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

          (i) "Non-qualified Stock Option" shall mean a stock option not intended to qualify as an Incentive Stock Option.

          (j) "Option" shall mean a stock option granted pursuant to the Plan.

          (k) "Optioned Stock" shall mean the Common Stock subject to an option.

          (l) "Optionee" shall mean an Employee or other person who receives an Option.

          (m) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986, as amended.

          (n) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (o) "SEC" shall mean the Securities and Exchange Commission.

          (p) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (q) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

3.   STOCK.

     Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 450,000 shares of Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

4.   ADMINISTRATION.

          (a) Procedure. The Company's Board of Directors may appoint a Committee to administer the Plan. The Committee shall consist of not less than two members of the Board of Directors who shall administer the Plan on behalf of the Board of Directors. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          If a majority of the Board of Directors is eligible to be granted Options or has been eligible at any time within the preceding year, a Committee must be appointed to administer the Plan. It is intended that the appointment of the members of the Committee comply with the provisions of Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act.

          (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended, or to grant Non-qualified Stock Options; (ii) to determine, upon review of relevant information and in accordance with
     Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amended and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;
     (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) Effect of the Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5.   ELIGIBILITY; NON-DISCRETIONARY GRANTS.

          (a) General. Incentive Stock Options may be granted only to Employees. Non-qualified Stock Options may be granted to employees as well as directors (subject to the limitations set forth in Section 4), independent contractors and agents, as determined by the Board. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. The Plan shall not offer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

          (b) Limitation on Incentive Stock Options. No Incentive Stock Option may be granted to an Employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the Shares with respect to which such Incentive Stock Options are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any Parent and Subsidiary) shall exceed One Hundred Thousand Dollars ($100,000).

          (c) Annual Limitation on all Stock Options. No Stock Options may be granted to any Employee in any fiscal year if as a result of such grant the aggregate number of shares subject to options granted to such Employee that year (under all such plans of the Company and any Parent or Subsidiary) exceed 200,000 shares subject to the anti-dilution provisions of this Plan (Section 11) and/or other Plans as applicable.

     6. TERM OF THE PLAN. The Plan shall become effective upon the earlier to occur of (i) its adoption by the Board of Directors, or (ii) its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect until March 18, 2006 unless sooner terminated under Section 13 of the Plan.

     7. TERM OF THE OPTION. The term of each Option shall be ten (10) years from the date of grant hereof or such shorter term as may be provided in the instrument evidencing the Option. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the day of grant thereof or such shorter time as may be provided in the instrument evidencing the Option.

     8. EXERCISE PRICE AND CONSIDERATION.

          (a) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option:

                         (A) granted to an employee who,  immediately before the
                    grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than

                    110% of the fair market value per Share on the date of grant, as the case may be;

                         (B) granted to an Employee not subject to the provisions of Section 8(a)(i)(A), the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

                    (ii) In the case of a  Non-qualified  Stock Option,  the per share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

          (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices or, if applicable, the closing price of the Common Stock on the date of grant, as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

          (c) The consideration to be paid for the shares to be issued upon exercise of an Option or in payment of any withholding taxes thereon, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, check or promissory note; (ii) other Shares of Common Stock owned by the Employee have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (iii) an assignment by the Employee of the net proceeds to be received from a registered broker in such amount; or (iv) any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under New York law and meeting rules and regulations of the SEC to plans meeting the requirements of Section 16(b)(3) of the Exchange Act.

     9. EXERCISE OF OPTION.

          (a) Procedure or Exercise; Rights as a Stockholder. Any option granted hereunder shall be exercisable at such times and subject to such conditions as may be determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be perishable under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the instrument evidencing the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan; it being understood that the Company shall take such action as may be reasonably required to permit use of an approved payment method. Until the issuance, which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee. If any Employee ceases to serve as an Employee, he may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it as of the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended), he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise it at the date of such disability, or if he does not exercise such Option (which he was entitled to exercise) within the time specified here, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of an Optionee:

                    (i) during the term of the Option who is at the time of his death an Employee of the Company and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twelve
               (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

                    (ii) within  thirty (30) days (or such other  period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, by only to the extent of the right to exercise that had accrued at the date of termination.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES CAPITALIZATION OR MERGER. Subject to any required action by the Stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in the respect by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of te Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or
(ii) upon written notice to an Optionee, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

     12. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each person to whom an Option is so granted within a reasonable time after the date of such grant.

     13. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

               (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

               (ii) any change in the designation of the class of persons eligible to be granted options; or

               (iii)  any  material   increase  in  the  benefits   accruing  to
          participants under the Plan.

          (b) Stockholder Approval. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made, such stockholder approval shall be solicited as described in Section 17(a) of the Plan.

          (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant to thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if in the opinion of counsel for the Company, such a representation is required by, or appropriate under, any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. STOCKHOLDER APPROVAL. Continuation of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholder's meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company entitled to vote thereon. The approval of such stockholders of the Company shall be (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

     18. OTHER PROVISIONS. The Stock Option Agreement authorized under the Plan shall contain such other provisions, including, without limitations, restrictions upon the exercise of the Option, as the Board of Directors of the Company shall deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

     19. INDEMNIFICATION OF BOARD. In addition to such other rights of indemnification as they may have as directors or as members of the Board, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection without the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding a Board member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend the same.

     20. OTHER COMPENSATION PLANS. The adoption of the plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

     21. COMPLIANCE WITH EXCHANGE ACT RULE 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     22. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine gender shall including the feminine gender.

     23. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                                                                       EXHIBIT B

     AGREEMENT AND PLAN OF MERGER (the "Plan") made the ____ day of March, 1997, between GLOBAL PAYMENT TECHNOLOGIES, INC., a Delaware corporation ("GPTI"), and COIN BILL VALIDATOR, INC., a New York corporation ("CBVI").

     WHEREAS, GPTI has an authorized capital stock consisting of 20,000,000 shares of Common Stock, $.01 par value; and

     WHEREAS, CBVI has an authorized capital stock consisting of 20,000,000 shares of Common Stock of which 2,750,000 are issued and outstanding, and entitled to vote; and

     WHEREAS, the Boards of Directors of each of GPTI and of CBVI deem it advisable and in the best interests of GPTI and CBVI that CBVI merge with and into GPTI;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein and of the mutual benefits hereby provided, it is agreed that CBVI merge with and into GPTI, pursuant to the applicable laws of the States of Delaware and New York and do hereby agree to the following terms and conditions:

     1. Merger. CBVI shall be merged with and into GPTI in accordance with the applicable provisions of each of the Delaware General Corporation Law and the New York Business Corporation Law.

     2. Effective Date. This Plan shall become effective immediately upon compliance with the laws of the States of New York and Delaware (the "Effective Date").

     3. Surviving Corporation. GPTI shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of CBVI shall cease forthwith upon the Effective Date. GPTI shall have the rights, privileges, immunities and franchises of CBVI and all property, real and personality, and all debts due on whatever account and all choses in action and every other interest belonging or due to CBVI shall be taken and deemed transferred to and vested in GPTI without further act or deed. GPTI shall be responsible and liable for all liabilities and obligations of CBVI. Neither the rights of creditors nor liens upon the property of CBVI shall be impaired by the merger.

     4. Authorized Capital. The authorized capital stock of GPTI following the Effective Date shall be 20,000,000 shares of Common Stock, $.01 par value, unless and until the same shall be changed in accordance with the laws of the State of Delaware.

     5. Certificate of Incorporation. The Certificate of Incorporation of GPTI, as in effect on the Effective Date, shall continue to be the Certificate of Incorporation of GPTI following the Effective Date unless and until the same shall be amended in accordance with the provisions thereof and applicable law.

     6. By-Laws. The By-Laws of GPTI as in effect on the Effective Date shall continue to be the By-Laws of GPTI following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof and applicable law.

     7. Further Assurance of Title. If at any time CBVI shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to GPTI any right, title or interest of CBVI held immediately prior to the Effective Date, CBVI and its proper officers and directors shall execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title or interest in CBVI as shall be necessary to carry out the purposes of this Plan, and CBVI and the proper officers and directors thereof are fully authorized to take any and all such action in the name of CBVI or otherwise.

     8. Conversion of Outstanding Securities. On the Effective Date:

          (a) None of the authorized shares, $.01 par value, of GPTI, shall be converted as a result of the merger.

          (b) Each of the issued and outstanding shares of Common Stock of CBVI and all rights in respect thereof shall be converted into the right to receive one (1) share of the Common Stock, $.01 par value, of GPTI (a "GPTI Share") (and each such share of the Common Stock of CBVI shall be deemed cancelled and the holder thereof shall cease to have any rights with respect thereto), and each certificate representing such shares of the Common Stock of CBVI shall thereafter and until surrendered be deemed to represent for all corporate purposes the right to receive one (1) GPTI Share.

     Each issued share of the Common Stock of CBVI which is held in its Treasury, if any, at the Effective Date shall be cancelled and shall cease to exist.

          (c) Each of the outstanding options, warrants and shares reserved for issuance upon the conversion of outstanding indebtedness of CBVI shall be converted into an option, warrant or shares, as the case may be, to purchase the number of GPTI Shares, which the holder would have owned following the exercise or conversion thereof prior to the Effective Date, with no other changes in the terms or conditions of such securities.

     9. Directors and Officers. The directors and officers of GPTI, on the Effective Date, shall continue to serve a and officers of GPTI and until their successors are elected and qualified as provided by law and the By-Laws of GPTI.

     10. Vacancies. If, upon the Effective Date, a vacancy shall exist in the Board of Directors or in any of the offices of GPTI, such vacancy shall thereafter be filled in the manner provided by law and the By-Laws of GPTI.

     11. Abandonment. Anything herein or elsewhere to the contrary notwithstanding, and notwithstanding shareholder approval hereof, this Plan may be terminated and abandoned by action of the Board of Directors of any of the corporations party hereto at any time prior to the Effective Date of this Plan for any cause.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Plan to be executed by its duly authorized officers on the day and year first above written.


                                         GLOBAL PAYMENT TECHNOLOGIES, INC.
                                         (A Delaware Corporation)



                                         By: ____________________________
                                             William H. Wood, President

                                         By: ____________________________
                                             Edward Seidenberg, Secretary


                                         COIN BILL VALIDATOR, INC.
                                         (A New York Corporation)


                                         By: ____________________________
                                             William H. Wood, President

                                         By: ____________________________
                                             Edward Seidenberg, Secretary

                            COIN BILL VALIDATOR, INC.

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 17, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Edward Seidenberg and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Coin Bill Validator, Inc. (the "Company") on Monday, March 17, 1997, at the offices of the Company, 425-B Oser Avenue, Hauppauge, New York 11788 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:


1. ELECTION OF DIRECTORS.

|_|  FOR all nominees listed below               |_|  WITHHOLD AUTHORITY
     (except as marked to the contrary below).       to vote for all nominees
                                                     listed below.

Stephen Katz, William H. Wood, Edward Seidenberg, Henry B. Ellis,
Richard Gerzof, Jay Goldberg, Joan Vogel

2. ADOPTION OF 1996 STOCK OPTION PLAN.

       FOR                         AGAINST                             ABSTAIN
       |_|                           |_|                                 |_|

3. MERGER WITH GLOBAL PAYMENT TECHNOLOGIES, INC.

       FOR                         AGAINST                             ABSTAIN
       |_|                           |_|                                 |_|

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                    (Continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSAL LISTED ABOVE.


                                  DATED: _______________________________, 1997

                                  Please sign exactly as name appears hereon.
                                  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  --------------------------------------------
                                                   Signature

                                  --------------------------------------------
                                             Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.